UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)        January 31, 2006
                                                         -------------------

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                 1-13469                                   65-0429858
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         (Commission File Number)              (IRS Employer Identification No.)

       2 Ridgedale Avenue, Cedar Knolls, New Jersey           07927
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         (Address of Principal Executive Offices)           (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On Tuesday, January 31, 2006, Patricia G. Campbell and the Registrant entered into a transition agreement (the "Transition Agreement") regarding the termination of Ms. Campbell's employment as Chief Operating Officer of the Registrant. Pursuant to the Transition Agreement, effective January 31, 2006, Ms. Campbell resigned her position as Chief Operating Officer of the Registrant and from all other positions she may hold as an officer of the Registrant and its subsidiaries. In addition, Ms. Campbell will continue to provide services to the Registrant for a period of six (6) months (the "Term"), during which she will devote her full time for the first three (3) months and half of her time to the Registrant's business during the second three (3) months. The Registrant will pay Ms. Campbell at the rate equal to her base salary when she was employed by the Registrant of $215,000 (per annum) during the first three (3) months and at the rate of $107,500 (per annum) during the second three (3) months. As more specifically set forth in the Transition Agreement, certain stock options previously granted to Ms. Campbell will remain exercisable for their full term, and certain other stock options are no longer exercisable and terminated as of January 31, 2006. The Transition Agreement also contains a provision that Ms. Campbell will not compete or engage in a business competitive with the Registrant's business during the Term and for a period of two years thereafter.

      This description of the Transition Agreement is qualified in its entirety by reference to the Transition Agreement, a copy of which is annexed hereto as
Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

      10.1 Transition Agreement dated January 31, 2006, by and between MediaBay, Inc. and Patricia G. Campbell.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MediaBay, Inc.
                                         (Registrant)

                                         By: /s/ Robert Toro
                                             -----------------------------------
                                             Robert Toro
                                             Chief Financial Officer and Senior
                                             Vice President


Date: February 3, 2006